Amendment  to  12/30/94   Agreement  between  Herbe  Wirkstoffe  &
                  Cyclodextrin Technologies Development, Inc.

The above referenced agreement is hereby amended in substance and intent so that -
     1. CTD may continue to recover its original licensing fee of 90,000 DM through a 20% purchase discount of the garlic preparation described in the above agreement through December 31, 1998.

     2. While the exclusive rights guaranteed by Herbe in the above referenced document did expire on December 31, 1997, Herbe agrees to grant to CTD the right of first refusal to these exclusive rights as described in the original agreement through December 31, 1998.

     3.     All other terms of the original agreement are unchanged.

     4. Herbe Wirkstoffe & CTD, Inc. agree to honor the original agreement as amended by this document.

The effective date of this agreement is December 31, 1997.

     In witness whereof, the parties hereto have caused this amendment to be executed and incorporated by reference into the original document by their duly authorized representatives.

Witness:                                Herbe Wirkstoffe GmbH
  /S/                                      /S/
Signature                               Dr. Erich Horvath, President

Elvira Maisch-Vogtz                     9.1.98
Printed name and title                  Date

9.1.98
Date


Witness:                                CTD, Inc.
  /s/                                     /s/
Signature                               C.E. Rick Stratton, President/CEO

Lisa M. Stephens, CFO                     1/9/98
Printed name and title                   Date

1/9/98
Date